UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2020

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300 Houston, TX 77070
(Address of principal executive offices)

(281) 598-1230
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2020, Michael J. Harwell, Vice President-Finance and Chief Accounting Officer of Independence Contract Drilling, Inc. (the “Company”), tendered his resignation effective May 29, 2020. Mr. Harwell will be pursuing a Chief Financial Officer position with a non-oilfield related company. There were no disagreements between Mr. Harwell and the Company, including without limitation, matters relating to financial accounting, disclosure controls and procedures, or internal controls over financial reporting.
Effective May 29, 2020, Katherine Kokenes will assume the role of Chief Accounting Officer of the Company. Mrs. Kokenes has served as the Company’s Director of Financial Reporting from June 2015 to May 2020 and its Corporate Controller from August 2013 to June 2015. Prior to joining the Company, Mrs. Kokenes held various positions, the most recent of which was Assistant Controller at Nabors Industries, Ltd. (“Nabors”), a publicly traded drilling contractor, from January 2010 to August 2013, and served in the positions as well with Nabors from January 1996 until December 2000. From 2001 until 2009, Mrs. Kokenes owned and operated a private mortgage company. Mrs. Kokenes, a certified public accountant, earned a B.B.A. in Accounting from the University of Texas at Arlington.
In connection with assuming the role of Chief Accounting Officer, the Company is increasing Mrs. Kokenes’ salary by approximately 20% and entering into an indemnification agreement with Mrs. Kokenes. The form of indemnification agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of the Exhibits
10.1	Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: May 20, 2020	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary